Investor Presentation

November 1, 2018

Safe Harbor Statement

Cautionary Note Regarding Forward-Looking Statements

This presentation contains, and our officers and representatives may from time to time make, "forward-looking statements" within the meaning of the safe harbor provisions of the U.S. Private Securities Litigation Reform Act of 1995. Forward-looking statements can be identified by words such as: “believe, "anticipate," “expect,” "intend," "plan," "goal," "target," “project" "may," "should” and similar references to future periods. Forward-looking statements are neither historical facts nor assurances of future performance. Instead, they are based only on our current beliefs, expectations and assumptions regarding the future of our business, future plans and strategies, projections, anticipated events and trends, the economy and other future conditions. Because forward-looking statements relate to the future, they are subject to inherent uncertainties, risks and changes in circumstances that are difficult to predict and many of which are outside of our control. Our actual results and financial condition may differ materially from those indicated in the forward-looking statements. Therefore, you should not rely on any of these forward-looking statements. Important factors that could cause our actual results and financial condition to differ materially from those indicated in the forward-looking statements include, among others, the following, as well as the risk factors described in Item 1A, “Risk Factors” in our Form 10-K for the year ended December 31, 2017:

- Operating, legal and regulatory risks;
- Economic, political and competitive forces impacting various lines of business;
- The risk that our analysis of these risks and forces could be incorrect and/or that the strategies developed to
- address them could be unsuccessful;
- Legislative, regulatory and accounting changes;
- Demand for our financial products and services in our market area;
- Volatility in interest rates;
- The quality and composition of our loan and investment portfolios;
- Timing of revenues and expenditures;
- Returns on investment decisions; and
- Other risks and uncertainties, including those occurring in the U.S. and world financial systems.

Any forward-looking statement made by us in this presentation is based only on information currently available to us and speaks only as of the date on which it is made. We undertake no obligation to publicly update any forward-looking statement, whether written or oral, that may be made from time to time, whether as a result of new information, future developments or otherwise.

Univest Company Overview

- Headquartered in Souderton, Pennsylvania (Montgomery County)
- Bank founded in 1876, holding company formed in 1973
- Engaged in financial services business, providing full range of banking, insurance and wealth management services
  - Comprehensive financial solutions delivered locally
- Experienced management team with proven performance track record
- Serving nine counties in the Southeastern region of Pennsylvania and two counties in South Jersey
- Operating leverage and scale with $4.8 billion of bank assets, $3.6 billion of wealth AUM and $176 million of underwritten insurance premiums
- Customer base primarily consists of businesses, residents, municipalities and nonprofit organizations

Univest Primary Service Area

Nine counties in Southeastern PA
and two counties in Southern New Jersey


Northampton
Lehigh
Berks
Bucks
Montgomery
Lancaster
Chester
Delaware
Philadelphia
NEW JERSEY
Atlantic
Cape May

UNIVEST
BANKING | INSURANCE | INVESTMENTS
univest.net

Recent Highlights

- Proven operating results, holding company profitable in all years of existence with profits every quarter since 1984
- Disciplined and experienced M&A targeting and integration, successfully acquiring and integrating six transactions since 2012; building franchise value across a diverse set of businesses
- Strong asset quality reflects experienced lending teams, strong credit culture, and proactive risk management
- Closed Fox Chase Bancorp, Inc. acquisition on July 1, 2016
- Lift-Out of BB&T team (formerly National Penn)– Lancaster County, PA
  - Team of twelve commercial lenders and relationship managers, majority hired 2nd Qtr. 2016
  - Focus on Agricultural and C&I lending
  - Opened five locations - Willow Street (August 2016), Strasburg (April 2017), Brownstown (June 2017) and Christiana (October 2017); Intercourse (May 2018)
  - Loans receivable exceed $390 million at September 2018
- Issued 2,645,000 shares of common stock in a follow-on offering during December 2017. This resulted in a $70.5 million increase in Shareholders' equity.
- Local consolidation has created a significant opportunity to attract new customers and experienced talent, driving growth across multiple business lines: Commercial Banking, Wealth Management, and Insurance

Commercial Banking

- 73 lenders, relationship managers and portfolio managers operating in three divisions established by geography
  - Delaware Valley: Bucks, Montgomery, Chester, Delaware and Philadelphia counties in Pennsylvania and Cape May and Atlantic counties in New Jersey.
  - Lancaster: Lancaster and Berks counties
  - Lehigh Valley: Lehigh and Northampton counties
- Average loan size
  - Commercial real estate - $440,000
  - C&I - $202,000
  - Tax-exempt - $2.3 million
- Commercial customer base provides large opportunity for cross-sell of cash management (deposits), wealth management and insurance products and services
- Commercial banking organic loan growth of 7.9% for the nine months ended September 30, 2018 (Annualized)

Commercial Loan Detail as of 9/30/2018



Tax-Exempt 8%
C&I 25%
Commercial Real Estate 67%
*includes $346.3 million of Residential Real Estate secured for Business Purposes

($3.1 Billion; represents 81.0% of total loans)

Consumer Banking

- 39 financial service centers located in Bucks, Chester, Lancaster, Lehigh, Montgomery, Northampton and Philadelphia counties in PA and Ocean City, NJ; also operating 14 retirement centers in Bucks and Montgomery counties
  - Opened Bethlehem (Northampton County), University City (Philadelphia County) and Strasburg, Brownstown and Georgetown (Lancaster County) during 2017;
  - Opened Intercourse, Lancaster County in May 2018.
- Proactively addressed continued reduction in transactional volume by closing fifteen financial centers since September 2015; Reinvesting savings to cover our operating footprint
  - Closed three financial centers (Green Lane, Quakertown and Telford) in April 2018;
  - Continued evaluation and optimization of retail network;
  - Consolidate historical core market and reinvest in expanded footprint and technology.
- New financial center staffed by personal bankers, providing consultative services augmented by technology
- Growth strategy focused on obtaining consumer business from commercial customers and their employee base

Univest Financial Center Locations



Hamilton Crossings
Bethlehem
Milford
East Greenville
Perkasie
Plumsteadville
Lahaska
Hilltown
Souderton
Doylestown
Vernfield
Franconia
Chalfont
Schwenksville
Line Lexington
Skippack
Lansdale
Montgomeryville
Newtown
Warminster
Richboro
Collegeville
Hatboro
Blue Bell
Willow Grove
Bensalem
Chestnut Hill
Northeast Philadelphia
Mt. Airy
Fairmount
West Chester
Philadelphia
University City
South Philadelphia
Trenton
LANCASTER COUNTY
Willow Street
Strasburg
Brownstown
Christiana
Intercourse
NEW JERSEY
Ocean City, Cape May County

UNIVEST
BANKING | INSURANCE | INVESTMENTS
univest.net

Mortgage Banking

- 30 Home Loan Consultants operating in Southeastern PA
  - Centralized processing, closing and underwriting
- Primarily agency lender: FNMA, FHLMC, FHA, VA and USDA
  - FNMA and FHLMC eligible loans sold servicing retained
  - FHA, VA and USDA loans sold to correspondents servicing released
  - Portfolio primarily non-conforming
- $1.0 billion in loans serviced for others as of September 30, 2018
- Residential mortgages (includes home equity loans) on balance sheet of $567 million or 14.7% of total loans as of September 30, 2018


Residential Mortgage Originations
$400,000
$300,000
$200,000
$100,000
$-
$'s (000)
$8,000
$7,000
$6,000
$5,000
$4,000
$3,000
$2,000
MSR Asset Value ($'s 000)
2010
2011
2012
2013
2014
2015
2016
2017
2018
Agency
Correspondent
Portfolio
MSR Asset

Chart data as of and for years ended December 31
except 2018 which is as of and for the period ended September 30

UNIVEST
BANKING | INSURANCE | INVESTMENTS
univest.net

Univest Capital, Inc.

- Equipment financing business with $136 million in lease receivables as of September 30, 2018
  - Average lease size $28,000, typically with four year term
- Primary industries served: health care, education/office, automotive, golf/turf, technology and energy
- Manage residual risk by primarily using $1 buyout leases



Lease Financing
$145,000
$125,000
$105,000
$85,000
$65,000
$45,000
$25,000
$'s (000)
10.00%
9.00%
8.00%
7.00%
6.00%
5.00%
4.00%
3.00%
2.00%
1.00%
0.00%
Yield
2010 2011 2012 2013 2014 2015 2016 2017 2018
Commercial
Government
Purchased
Yield

Chart data as of and for years ended December 31
except 2018 which is as of and for the period ended September 30

UNIVEST
BANKING | INSURANCE | INVESTMENTS
univest.net

Wealth Management

- Comprehensive wealth management platform including broker / dealer, municipal pension services, registered investment advisor, retirement plan services and trust
- Organic growth supplemented by acquisition
  - Trust powers obtained in 1928
  - Broker / Dealer acquired in 1999
  - Municipal pension operation acquired in 2008
  - Registered investment advisor, Girard Partners, acquired in January 2014
    - Operates as Girard Partners, a Univest Wealth Management firm
    - Will serve as platform for subsequent fold in acquisitions
- $3.6 billion in assets under management/ supervision at September 30, 2018
- 2018 year-to-date revenue growth of 9.0% (including Trust income) compared to the same period in 2017



Assets Under Management
$3,600,000
$3,000,000
$2,400,000
$1,800,000
$1,200,000
$600,000
$-
$'s (000)
2010
2011
2012
2013
2014
2015
2016
2017
2018
RIA & Pension Services
Broker/Dealer
Trust

Chart data as of December 31 except 2018 which is as of September 30

Insurance

- Independent insurance agency with more than 60 carrier relationships
- Full service agency providing commercial and personal lines, employee benefits and HR consulting solutions
- Built via a series of eight acquisitions beginning in 2000. Last acquisition was Sterner Insurance in July 2014, provided presence in Lehigh Valley
- Written premiums of $176 million as of September 30, 2018
- 2018 year-to-date revenue growth of 6.2% compared to the same period in 2017



Written Premiums
$180,000
$150,000
$120,000
$90,000
$60,000
$30,000
$-
$'s (000)
2010
2011
2012
2013
2014
2015
2016
2017
2018
Commercial
Personal
Employee Benefits

Chart data as of December 31 except 2018 which is as of September 30

Market Opportunity

- With BB&T's acquisitions of Susquehanna Bancshares and National Penn Bancshares, Univest is one of the four largest community focused financial institutions remaining headquartered in the Philadelphia market (Bryn Mawr Trust, WSFS and Beneficial (pending acquisition by WSFS). Only one of the four primarily located north of the East/West Pennsylvania Turnpike.
- Univest Bank and Trust Co. operates in nine counties in Pennsylvania including: Bucks, Chester, Delaware, Lehigh, Northampton, Montgomery, Lancaster, Berks and Philadelphia
- Of these nine counties, the Univest financial center network is present in seven: Bucks, Montgomery, Philadelphia, Chester, Lancaster, Lehigh and Northampton

Market Share (June 30, 2018)

Market	Market Rank	# of Branches	Deposits	Share %
Montgomery County	5th	13	$2.1B	7.3%
Bucks County	6th	11	$935M	5.1%
Philadelphia County	13th	6	$427M	0.8%

Executive Leadership Team

Name	Age	Tenure (yrs.) with Univest	Title
Jeffrey M. Schweitzer	45	11	President and CEO, Univest Corporation of PA
Michael S. Keim	51	9	President, Univest Bank and Trust Co.
Roger S. Deacon	55	3	Senior Executive Vice President, Chief Financial Officer (Former Fox Chase Chief Financial Officer for nine years)
Megan D. Santana	43	2	Executive Vice President, Chief Risk Officer and General Counsel
Duane J. Brobst	65	24	Senior Executive Vice President, Chief Credit Officer
Philip C. Jackson	69	13	President, Commercial Banking, Lehigh Valley Division
Michael S. Fitzgerald	55	3	President, Commercial Banking, Delaware Valley Division (Former Fox Chase Chief Lending Officer for seven years)
Thomas J. Jordan	51	3	President, Business Banking
Kevin B. Norris	60	4	President, Wealth Management and Univest Investments, Inc.
William J. Clark	54	12	President, Univest Capital, Inc.
Ronald R. Flaherty	51	9	President, Univest Insurance, Inc.
Brian E. Grzebin	47	1	President, Mortgage Banking Division (hired May 2018)
Dana E. Brown	51	2	Executive Vice President, Consumer Services (effective January 2018)
Eric W. Conner	47	12	Executive Vice President and Chief Information Officer
M. Theresa Schwartzer	48	15	Executive Vice President and Director of Human Resources
Annette D. Szygiel	55	15	Executive Vice President and Chief Experience Officer

2018-2019 Strategy

- Continue to take advantage of market dislocation and focus on hiring commercial lenders including potential team lift-outs
- Focus primarily on Commercial Loan organic growth (8 - 10% for 2018 and 8% for 2019)
- Opportunistic, but disciplined, approach to Wealth and Insurance acquisitions
- Continued investment in technology and customer relationship management tools
- Focus on increasing marginal operating leverage – reduce efficiency ratio
- Multi-prong approach to deposits:
  - Comprehensive Cash Management offering
  - Commercial customers
  - Municipalities, Counties and Authorities
  - Retail promotions
  - Brokered

Year-To-Date 2018 Results

- 3rd Quarter Earnings of $15.0 million or $0.51 per share
  YTD Earnings of $32.2 million or $1.09 per share
  - Includes:
    - $12.7 million provision for loan and lease losses related to the alleged fraudulent activities believed to be perpetrated by one or more employees of a borrower. Represented $0.34 per share, net of tax.
- 3rd Quarter 2018 ROA of 1.23% and ROTE of 13.70%
- Loan growth from December 31, 2017 of 9.1% (annualized)
- Deposit growth from December 31, 2017 of 9.9% (annualized). Seasonal public funds growth occurred in the 3rd quarter.
- QTD Net Interest Margin, excluding purchase accounting, increased to 3.68% from 3.62% in 3rd quarter 2017 and increased from 3.53% in 4th quarter 2016 (proforma based on 21% tax rate) (slightly asset sensitive)
- 3rd Quarter Efficiency Ratio of 61.2%
- NPA to Total Assets of 0.65% (continued stable credit)
- YTD Average Loan to Deposit Ratio of 103.4%
- Tangible Equity to Tangible Assets of 9.43% at September 30, 2018
- Tangible book value per share of $14.83 at September 30, 2018

UNIVEST
BANKING | INSURANCE | INVESTMENTS
univest.net

Attractive Investment Opportunity

- Super-Community Bank located in attractive Southeastern Pennsylvania market
- Diversified lines of business and revenue streams
- Ability to scale and obtain operating leverage
- Consistent earnings performance
- Dividend Yield of 3.24% [(1)]
- Attractive valuation –
  - 11.5X Projected 2019 EPS [(1)]
  - 1.7X Tangible Book Value per Share [(1)]

(1) Based on price of $24.66 (represents 10/29/18 closing price); and analyst average consensus of $2.15 EPS for 2019 (KBW analyst projection of $2.12, Piper analyst projection of $2.15 and Sandler analyst projection of $2.18).

Summary Financial Highlights

Summary Financial Highlights



Loan Detail
($'s in 000s)
CAGR = 9.8%
$4,000,000
$3,000,000
$2,000,000
$1,000,000
$-
Q2 2016 Proforma*
Q3 2016
Q4 2016
Q1 2017
Q2 2017
Q3 2017
Q4 2017
Q1 2018
Q2 2018
Q3 2018
Commercial, financial and agricultural
Commercial Real Estate
Real Estate - Residential
Loans to Individuals
Lease Financings



Deposit Detail
($'s in 000s)
CAGR = 9.5%
$4,000,000
$3,000,000
$2,000,000
$1,000,000
$-
Q2 2016 Proforma*
Q3 2016
Q4 2016
Q1 2017
Q2 2017
Q3 2017
Q4 2017
Q1 2018
Q2 2018
Q3 2018
DD, Noninterest-Bearing
DD, Interest-Bearing
Regular Savings
Time Deposits

*Includes Univest Corporation of PA plus Fox Chase Bancorp merger closed on July 1,2016

Net Interest Income (Slightly Asset Sensitive)



Core Net Interest Margin
(Excludes Purchase Accounting)
CAGR = 13.5%
$40,000
$35,000
$30,000
$25,000
$20,000
$'s (000)
3.75%
3.70%
3.65%
3.60%
3.55%
3.50%
Proforma Core Margin*
3.53%
3.64%
3.61%
3.62%
3.64%
3.70%
3.70%
3.68%
Q4 2016
Q1 2017
Q2 2017
Q3 2017
Q4 2017
Q1 2018
Q2 2018
Q3 2018
Net Interest Income
Proforma Core Margin*

*Proforma tax equivalent margin calculation excludes purchase accounting accretion and is based upon a proforma 21% tax rate for all periods presented

UNIVEST BANKING | INSURANCE | INVESTMENTS univest.net

Efficiency Ratios – Continued Improvement


70.0%
65.0%
60.0%
55.0%
Q1 2017
Q2 2017
Q3 2017
Q4 2017
Q1 2018
Q2 2018
Q3 2018
Financial Statement Efficiency Ratio (Noninterest Expense/Total Revenue As Reported)
Efficiency Ratio Adjusted (Tax equivalent and excluding restructuring costs)
Efficiency (Run-rate) (Reduced by impact of PA shares tax which is reported in Noninterest Expense)

UNIVEST
BANKING | INSURANCE | INVESTMENTS
univest.net

Stable Asset Quality



Nonperforming Assets
$40,000
$30,000
$20,000
$10,000
$-
$'s (000)
2.50%
2.00%
1.50%
1.00%
0.50%
0.00%
Net Charge-offs / Average Loans and Leases
3Q 2016
4Q 2016
1Q 2017
2Q 2017
3Q 2017
4Q 2017
1Q 2018
2Q 2018
3Q 2018
Other Real Estate Owned
Troubled Debt Restructured Loans and Leases
Nonaccrual & 90+ Past Due Loans and Leases
Ratio of net charge-offs to average loans and leases



Nonaccrual Loans and Leases
$40,000
$30,000
$20,000
$10,000
$-
$'s (000)
180.0%
150.0%
120.0%
90.0%
60.0%
30.0%
0.0%
ALLL / non-accrual Loans and Leases
3Q 2016
4Q 2016
1Q 2017
2Q 2017
3Q 2017
4Q 2017
1Q 2018
2Q 2018
3Q 2018
Nonaccrual Loans and Leases
ALLL / nonaccrual loans and leases

UNIVEST
BANKING | INSURANCE | INVESTMENTS
univest.net

Regulatory Capital Ratios & Requirements



Univest Corporation of Pennsylvania (Parent)
(Cash Position of $76.6 million at 9/30/18)
15.0%
10.0%
5.0%
0.0%
13.87%
10.07%
10.99%
10.50%
8.50%
5.00%
Tier 1
(Leverage)
Tier 1
(Common/RBC)
Total
(RBC)
Univest Corp of PA (9/30/18)
Required Capital Ratio in 2019 after full Basel III phase-in



Univest Bank & Trust, Co. (Bank)
15.0%
10.0%
5.0%
0.0%
11.59%
10.92%
10.01%
10.50%
8.50%
5.00%
Tier 1
(Leverage)
Tier 1
(Common/RBC)
Total
(RBC)
Univest Bank & Trust (9/30/18)
Required Capital Ratio in 2019 after full Basel III phase-in

UNIVEST
BANKING | INSURANCE | INVESTMENTS
univest.net